
Rubio's
FRESH MEXICAN GRILL

Roth 20th Annual OC Growth Stock Conference
February 2008

rubios.com

Forward-Looking Statements

Some of the information in this presentation may contain forward-looking statements regarding future events or the future financial performance of the Company. Forward-looking statements are based on management's current plans and assumptions and are subject to known and unknown risks and uncertainties, which may cause actual results to differ materially from expectations. You should not place reliance on forward-looking statements. The following are some of the considerations and factors that could materially affect our results: changes in comparable store sales growth and revenues, increased product costs, labor expense and other restaurant costs, the success of our promotions and marketing strategies, our ability to recruit and retain qualified personnel, adverse effects of weather, adequacy of reserves related to closed stores or stores to be sold, increased depreciation, asset write downs, or implementation costs related to the Rubio's marketing and concept positioning initiatives, our ability to manage ongoing and unanticipated costs, such as costs to comply with the Sarbanes-Oxley Act and other regulatory initiatives, litigation costs, our ability to implement a franchise strategy, our ability to open additional or maintain existing restaurants in the coming periods and the effects of ever-increasing competition. These and other factors that could materially affect our results can be found in our filings with the SEC including, without limitation, in the "Risk Factors" section of our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q. The Company undertakes no obligation to release publicly the results of any revision to these forward-looking statements to reflect events or circumstances following the date of this presentation.

Who We Are…

- Fast Casual Mexican Concept inspired by the bold and distinctive flavors of Baja
- Currently operate 172 restaurants in 5 states (CA, AZ, NV, CO, UT)
- Average unit volume of $1.03 million as of 12/30/07
- Franchise locations on the Las Vegas Strip and licensed locations at Petco Park, San Diego Airport and Honda Center
- 11 consecutive quarters of positive same store sales as of 12/30/07
- TTM revenue approaching $170 million


1. FLAVOR COMES FIRST
2. We never start your meal without YOU.
FRESH RULES
3. OUR CHIPS, SALSAS & GUACAMOLE ARE MADE FRESH
4. our signature black & pinto beans are never refried
5. we use no Lard or MSG. Ever

World Famous Fish Taco – Where We Started



JANUARY 2000
Gourmet
THE MAGAZINE OF GOOD LIVING

TWO FOR THE ROAD

GRILL OF HIS DREAMS

RALPH RUBIO WENT TO BAJA AND BROUGHT BACK A PIECE OF FISH-TACO NIRVANA

BY JANE AND MICHAEL STERN

In the kitchen of RUBIO'S BAJA GRILL in La Jolla Village Square, north of San Diego, Ralph Rubio lifts a soft, steaming corn tortilla off the griddle. "Look how thick it is," he says, gently flapping the tan circle up and down to demonstrate its earthy opulence. It is so dense that it scarcely bends as the slow, undulating motion sends hot corn aroma radiating like some come-hither preprandial perfume. Using the tortilla like a small oven mitt, Rubio picks up a piece of fish that has just emerged from the deep-fryer. It is a hefty length of white fish with a brittle, gnarled crust. When Rubio uses two fingers of his free hand to break it in half, it comes apart with appetizing ease. Although crunchy on the outside, it is amazingly tender. The meat inside the crust falls into glistening flakes.



"This is the key to a fish taco," Rubio says, holding forth the broken fish on the thick tortilla. "Mouth feel. You want a tender corn tortilla with enough substance to be a tasty cushion, and your fish needs to absolutely crunch. Those two things together - soft and crisp - are what make it good. The texture itself is so pleasing that once your mouth knows it, you crave to bite into it again and again."

even heard of fish tacos in 1976, when Rubio, then a sophomore at San Diego State University, traveled down to Baja with his pals on spring break. He was looking only for sun and surf but was smitten by the fish tacos he found at stands all along the water in the village of San Felipe. "We ate fish tacos every day we were there," he recalls.

There was one Baja vendor Rubio especially liked, a man named Carlos, who ran a hole-in-the-wall taco stand with a ten-foot counter and a few stools. "He fried fish to order and put it on a warm tortilla," Rubio explains. "It was up to each customer to add white sauce, salsa, cabbage, guacamole, and lime juice. He charged 50 cents per taco in those days." Rubio was so enamored of Carlos's little fish stand that he pleaded with him to come north to San Diego and open a fish-taco restaurant there. "Mexican food in San Diego was so bland in those days," Rubio remembers. But Carlos was happy where he was and would not budge. One day he agreed to share his recipe, which Rubio jotted down on a scrap of paper pulled from his wallet. After working at several San Diego restaurants, Rubio finally took the recipe he had acquired and opened his own place with a sign that said "Rubio's - Home of the Fish Taco."

What Our Fans Say…


THE BEST of SAN DIEGO

- **Best Signature Dish** – Rubio's fish taco.
- Two of the "Best" things in town are Chargers running back **LaDainian Tomlinson and fish tacos** (pictured: fish taco from Rubio's Fresh Mexican Grill).
  San Diego Magazine, June, 2005

- Rubio's Fresh Mexican Grill – **Best Fast Casual Mexican Restaurant**
  California Restaurant Association, June, 2005

- **"Rubio's Fish Tacos are to San Diego what Pizza is to New Yorkers.** A source of local comfort and pride."
  Every Day Rachel Ray, 2006

- Voted Best Taco Shop and **Best Fish Taco**
  San Diego Union Tribune, 2006


Rubio's

- "By 1983, Rubio had opened his first restaurant in a converted Orange Julius near the San Diego Zoo. Today he is regarded as the man who **introduced Baja-style fish tacos** to the United States."
  Kevin Pang, Food Writer, Chicago Tribune, 2007

- Rubio's Fish Taco Named **"Top Stadium Food"**
  Sports Illustrated, 2007

We Are Much More Than Seafood


Rubio's Variety - % of Sales By Item
Enchiladas 7.0%
Bowls 2.5%
Burritos 27.6%
Tacos 33.5%
A Go Go 4.4%
Kid's Meals 5.5%
Salads 5.6%
Quesadillas 4.6%
Nachos 2.4%
Other 7.0%


Rubio's Variety - % of Sales by Protein
48% Total Seafood
Mahi 4.1%
Shrimp 8.3%
Steak 13.9%
Fish 35.6%
Carnitas 4.1%
Chicken 34.0%

- **Our Strategy is Working**
- We Can Capitalize on Large Growth Opportunity
- Our Growth Will Significantly Leverage Our G&A

Target Segment



Great Taste

Adults 25-49 (avg. age 36, skews male) who crave unsurpassed flavorful foods, have limited time for a meal or snack (10-30 minutes) and expect to spend $6-$10 for a meal.

Rubio's Promotions

Great Taste and Value

Grilled GOURMET Tacos℠

You'll need a fork just to defend your plate.

Grilled Gourmet Taco Plates

Two Grilled Gourmet Tacos served with choice of pinto or black beans and chips.

Two Steak
$8.49

Two Garlic Herb Shrimp
$8.99

Two Portobello & Poblano
$6.99

Mix & Match Plate
$8.49



Differentiated Products With Great Taste



Blackened Mahi Mahi Taco



Mango Crispy Shrimp Taco



Steak Grilled Gourmet Tacos



Grilled Salmon Salad



Fire-Roasted Enchiladas



Langostino Lobster Tacos


BEACH MEX
Beach Mex is: fresh.
Beach Mex is: flavorful.
Beach Mex is: the best ingredients the planet has to offer.
It's simple preparations, but complex tastes.
It's lighter, it's healthier (but it's completely soul-satisfying).

New Restaurant Design





New Store Opening Tactics


Rubio's





Rubio's a-Go-Go℠ and Online Web Ordering


Rubio's a-Go-Go
Rubio's a-Go-Go


ORDER NOW

Comp Sales



8.3%
7.8%
7.1%
4.9%
2.1%*
1.7%
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007

*Actual comp sales of 1.7% adjusted to exclude estimated impact of Southern California wildfires. Estimated lost sales due to fires of $180,000 would have added 0.4% to comp figure.

Comp Sales - Q1 2008



2.8%
-2.2%
-3.7%
Q1 2008
thru 2/13
Pre-Superbowl
Post Superbowl

Actions in Place to Continue to Grow Comps at Existing Stores

- Local Store Marketing
- Rubio's a-Go-Go – large off premise orders
- Trade up to unique premium products
- Loyalty program


4-5%
Good Economy
1-2%
2-3%
0.5-1%
0.5-1%
0-2%
Poor Economy
0-1%
0-1%
0-0.5%
0-0.5%

Compelling Unit Level Economics

Quality site selection and effective execution leads to superior returns

($ in thousands)	Comp Stores[1]	Targeted New Stores[2]
Restaurant sales	$1,032	$1,197
Net cash investment	$550	$565
Restaurant cash flow[3]	$177	$239
% Margin[3]	*17%*	*20%*
Cash return on cash investment[3]	*32%*	*43%*

(1) Figures reflect averages for the 152 Stores in the comparable base as of 9/30/07
(2) New Store targeted unit economics for year three in mature markets
(3) Computed using pre-tax restaurant cash flows

Unit Economics by AUV Tier*



66.4%
60.6%
58.4%
56.5%
37.7%
32.1%
30.3%
28.1%
24.2%
19.2%
16.9%
5.8%
Below $800K
$800K - $1,300K
$1.1M-$1.2M
Above $1,300K
Total Labor
Total Cost of Sales
Cash Flow

* Data based on the Company's results for the trailing 52-weeks ended September 30, 2007.

Adjusted EBITDA vs. Same Quarter Prior Year*



($1.0 M)
$2.5M
$2.2M
$2.8M
26.4%
$2.6M
$3.3M
27.4%
$3.1M
$3.8M
22.6%
'05
'06
'06
'07
'06
'07
'06
'07
Q4
Q1
Q2
Q3

*Adjusted EBITDA calculated as reported by the Company in its earnings releases for each of the quarterly periods listed above.

- Our Strategy is Working
- **We Can Capitalize on Large Growth Opportunity**
- Our Growth Will Significantly Leverage Our G&A

Potential Growth Fast Casual Market (in billions)


$21.7
12% / yr.
$13.8
2007
2011

Source: Technomic, Inc. & CREST

Rubio's Competitive Edge

Adults 25-49 (avg. age 36, skews male) who crave unsurpassed flavorful foods, have limited time for a meal or snack (10-30 minutes) and expect to spend $6-$10 for a meal.

Rubio's FRESH MEXICAN GRILL

<u>Advantage vs. Competition</u>

- QSR's-Quality
- Fast Casual-Variety/Unique Products
- Casual Dining-Price/Cost

Value Perceptions Among Much of Core Target is Improving

Value for the Money


Income
80%
70%
60%
50%
40%
30%
20%
10%
0%
52%
69%
Under $50K
Over $50K
2005
2006
2007


Age
70%
60%
50%
40%
30%
20%
10%
0%
55%
64%
16-34yrs
35+yrs
2005
2006
2007

Global Sourcing



Asia
R=Pollock
A=Pollock
North America
Lettuce
Tomato
Avocado
Atlantic Ocean
Shrimp
Tilapia
Tomato
Avocado
Pacific Ocean
Tilapia
Shrimp
Indian Ocean
Australia
Tilapia
Mahi
South America
Mahi
Langostino
Avocado
Salmon
Langostino

Building Organizational Capabilities
Restaurant Manager Career Paths


OPERATIONS
DUAL CAREER PATH
OWNER OPERATOR/ GENERAL MANAGER
DISTRICT MANAGER (MULTI-UNIT)
GENERAL MANAGER
ASSISTANT MANAGER
SHIFT LEADER

General Manager Compensation

- Salary
- Annual Bonus } Growth of Cash Flow
- 3 year Bonus }

Revitalized Development Effort

<u>Site Selection Process</u>

- Trade Areas that have above average income
- High volume, upscale retail centers
- Lifestyle/entertainment centers
- Urban power dining locations
- Strong lunch/dinner trade with diverse traffic generators
- Maximize use of outdoor patio seating
- Rigorous pro forma after tax internal rate of return review (Target after Tax 20% IRR)

Real Estate Model - Identified Core Customers


Primary Core Customers
Secondary Core Customers
Tertiary Core Customers
Percent
10
8
6
4
2
0
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65
Segment
Core Customer Percentages
23%
17%
8%
Primary
Secondary
Tertiary
Not Core Customer

Real Estate Model Projects
Core Customers



San Francisco-Oakland, CA CBSA
Existing Locations
Potential Locations
Primary Core Customers By Block Group
Secondary Core Customers By Block Group
Tertiary Core Customers By Block Group
Mill Valley
Walnut Creek
Emeryville
Danville
South San Francisco
Cherry Ave
Pacific Ocean
San Francisco Bay
Hayward
Fremont
Brentwood
Buxton
BUXTON GIS
Miles
0 2.5 5

Targeted Unit Growth


CAGR 16.8 to 19.8
22
18
40
30
60
50
75
65
2008
2009
2010
2011

- Our Strategy is Working
- We Can Capitalize on Large Growth Opportunity
- **Our Growth Will Significantly Leverage Our G&A**

Rubio's

Strong Leverageable Team

	Years Experience	Previous Experience
Dan Pittard President & CEO	30	Amoco, McKinsey&Company, PepsiCo, FritoLay
Marc Simon Senior V. P. Operations	30	Chipotle, Ernst & Young, McDonald's, Incredible Pizza
Larry Rusinko Senior V. P. Marketing	19	Panera Bread, Taco Bell, Friendly's
Ken Hull Senior V. P. Development	26	McDonald's, Frisch's, Golden Corral
Gerry Leneweaver Senior V. P. People Services	30	T.G.I. Friday's, Ground Round, FritoLay, PepsiCo, Pizza Hut, Atari
Frank Henigman Chief Financial Officer	20	Shell, Merrill Lynch, Sumitomo Corporation

Leverageable Infrastructure

- Senior management team in place
- 3 former regional managers hired as district managers
- Management Resource Planning program in place to identify promotable team members
- Mapped core processes to gear up for complexity of growth
- Implementing scalable systems

How Our Long Term Growth Model Can Drive Earnings and EBITDA Growth

16% - 18% Company Restaurant Growth

+4-5% Comparable Restaurant Sales Growth

Level Prime Costs as a % of sales

G&A Leverage

↓

25%+ Long Term EPS Growth and 20%+ EBITDA Growth


Rubio's
FRESH MEXICAN GRILL